UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  December 17, 2010

Cephalon, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19119	23-2484489
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

41 Moores Rd.
Frazer, Pennsylvania	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (610) 344-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b), (c), (d)  On December 23, 2010, Cephalon, Inc. (the “Company”) issued a press release announcing the Company’s Board of Directors (the “Board”) has appointed J. Kevin Buchi as Chief Executive Officer and a member of the Board, effective December 21, 2010. Mr. Buchi has not been named to serve on any committees of the Board.

Mr. Buchi, age 55, was appointed Chief Operating Officer of Cephalon in 2010. In this role, he managed the company’s global sales and marketing functions, as well as product manufacturing, business development and investor relations.  From 1996 to 2009, Mr. Buchi served as Chief Financial Officer and, from 2004, head of business development for the company. At various times in his career at Cephalon, Mr. Buchi has had oversight of corporate finance, accounting, information systems, facilities, human resources and administration. Mr. Buchi joined Cephalon in 1991 as controller.  Mr. Buchi graduated from Cornell University with a Bachelor of Arts degree in chemistry. He was a synthetic organic chemist for the Eastman Kodak Company before going on to obtain a master’s degree in management from the J.L. Kellogg Graduate School of Management at Northwestern University. He worked for a large public accounting firm before beginning his career in the pharmaceutical industry with E.I. du Pont de Nemours and Company in 1983. He is a certified public accountant.  Mr. Buchi serves as a member of the board of directors of Celator Pharmaceuticals, Inc., a privately-held pharmaceutical company. There is no agreement or understanding between Mr. Buchi and any other person pursuant to which Mr. Buchi was appointed Chief Executive Officer and a member of the Board of Directors. Mr. Buchi is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company hereby incorporates by reference the press release dated December 23, 2010, attached hereto as Exhibit 99.1, and made a part of this Item 5.02.

Item 8.01               Other Events

On December 17, 2010, the Company issued a press release announcing that Frank Baldino, Jr., Ph.D., the Company’s founder, Chairman and Chief Executive Officer passed away on the evening of December 16, 2010.  The Company hereby incorporates by reference the press release dated December 17, 2010, attached hereto as Exhibit 99.2, and made a part of this Item 8.01.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description of Document

99.1	Press Release dated December 23, 2010
99.2	Press Release dated December 17, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: December 23, 2010	By:	/s/ Gerald J. Pappert
Gerald J. Pappert
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Press Release dated December 23, 2010
99.2	Press Release dated December 17, 2010